322634342.1 1 AMENDED & RESTATED SECOND AMENDMENT TO LEASE This AMENDED & RESTATED SECOND AMENDMENT TO LEASE (this “Amendment”) entered into as of the date upon which it is fully executed and effective as of May 19, 2025 (the “Effective Date”), is entered into by and between 5704 PENN OFFICE, LLC, a Pennsylvania limited liability company (the “Landlord”), and DUOLINGO, INC., a Delaware corporation (the “Tenant”). WITNESSETH: WHEREAS, Landlord and Tenant are parties to that certain Lease, dated November 16, 2021 (as amended, the “Lease”), as amended by that certain First Amendment to Lease, dated February 28, 2024 (the “First Amendment”), and by that certain Second Amendment to Lease, dated March 15, 2024 (the “Second Amendment”), whereby Landlord leases to Tenant, and Tenant rents from Landlord, certain premises consisting of approximately 38,258 rentable square feet of space consisting of all the office space on the third (3rd) floor (the “Existing Premises”) of the Office Unit (defined in the Lease) in the building known as Liberty East and located at 141 S. St. Clair Street, Pittsburgh, Pennsylvania (the “Building”); WHEREAS, under the terms of the Lease, on August 1, 2025, Tenant will increase the square footage of the Existing Premises, commence the payment of Fixed Basic Rent for such increase, and occupy that certain additional office space consisting of (a) the entire fourth (4th) floor of the Office Unit, consisting of approximately 38,658 rentable square feet, (b) the entire fifth (5th) floor of the Office Unit, consisting of approximately 38,790 rentable square feet, (c) the entire sixth (6th) floor of the Office Unit, consisting of approximately 29,390 rentable square feet, and (d) approximately 3,170 rentable square feet of space on the second (2nd) floor of the Office Unit commonly known as the fitness center (collectively, the “Expansion Space”), for a total additional rentable square footage of 110,008. WHEREAS, Landlord and Tenant desire to amend and restate the Second Amendment to Lease pursuant to the terms of this Amendment. NOW, THEREFORE, in consideration of the mutual covenants of Landlord and Tenant, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree as follows: TERMS OF MODIFICATION 1. Terms and Definitions. Words whose initial letters are capitalized are defined terms. Any defined term that is not defined in this Amendment shall have the same meaning that is ascribed to that term in the Lease. 2. Amendment and Restatement. The Second Amendment is hereby amended and restated and replaced in its entirety by this Amendment. 3. Amendment of Section 12 of the First Amendment. Section 12 of the First Amendment is amended to read in its entirety as follows: “On the Expansion Space Commencement Date, Landlord shall deliver the existing fitness center to Tenant, in a broom-clean condition. Tenant agrees that, on and after the Expansion Space Commencement Date, Landlord shall not be obligated to provide or maintain a fitness center within the Office Unit, and all references to a “Fitness Center” within the Lease are hereby deleted and of no further force or effect. Notwithstanding anything to the contrary in this First Amendment, Tenant shall have no obligation to pay Rent for the fitness Docusign Envelope ID: 56283459-5EAB-4179-BB8C-2FFA0173D247

322634342.1 2 center prior to Expansion Space Commencement Date (and thereafter, as abated during the Expansion Space Abatement Period).” 4. Use Prior to Expansion Space Commencement Date. Pursuant to the First Amendment, this Amendment shall constitute Tenant’s written request to Landlord to permit Tenant to access the Expansion Space for the purposes of constructing the Tenant Improvement Work commencing as of the Effective Date. The term “Early Access Period”, as defined in the First Amendment, shall mean the period commencing on the Effective Date and continuing until the Expansion Space Commencement Date. 5. RESTATEMENT OF CONFESSION OF JUDGMENT. AFTER CONSULTATION WITH COUNSEL, TENANT ACKNOWLEDGES THAT (I) SECTION 16.2(vii) OF THE LEASE PROVIDES FOR CONFESSION OF JUDGMENT FOR RECOVERY OF POSSESSION OF THE PREMISES AGAINST TENANT, (II) SUCH PROVISION REMAINS IN FULL FORCE AND EFFECT, AND (III) TENANT SHALL BE BOUND BY SUCH PROVISIONS AS IF SUCH CONFESSION OF JUDGMENT PROVISION WERE SET FORTH IN FULL IN THIS AMENDMENT. DUOLINGO, INC., a Delaware corporation By: Name: Title: 6. Broker Disclosure. With the exception of CBRE, Inc., the broker representing the Landlord, and Rise Agency Group, LLC, the broker representing the Tenant (collectively, the “Brokers”), Landlord and Tenant warrant and represent, each to the other, that each has had no dealings with any other broker or agent in connection with this Amendment, and Landlord and Tenant hereby indemnify each other against, and agree to hold each other harmless from, any liability or claim, and all expenses, including attorneys’ fees, incurred in defending any such claim or in enforcing this indemnity, for a real estate brokerage commission or similar fee or compensation arising out of or in any way connected with any claimed dealings with the indemnitor and relating to this Amendment or the negotiation thereof. Landlord acknowledges that it shall pay the Brokers any fee or commission owed to hereunder pursuant to a separate agreement. 7. Reaffirmation of Lease. The parties reaffirm all provisions of the Lease except for those provisions specifically modified hereinabove. 8. Transfers, Successors and Assigns. This Amendment to Lease shall inure to the benefit of and shall be binding upon Landlord, Tenant and their respective transferees, successors and assigns. 9. Pennsylvania Law. This Amendment shall be construed and interpreted under the laws of the Commonwealth of Pennsylvania. Any disputes arising hereunder shall be brought in the Court of Common Pleas of Allegheny County, Pennsylvania, or the District Court for the Western District of Pennsylvania. 10. Authority. Each signatory of this Amendment represents hereby that he or she has the authority to execute and deliver the same on behalf of the part hereto for which such signatory is acting. Docusign Envelope ID: 56283459-5EAB-4179-BB8C-2FFA0173D247 Matt Skaruppa Chief Financial Officer

322634342.1 3 11. Severability. If any provision of this Amendment shall be deemed partially or wholly unenforceable, such unenforceability shall not affect the remaining provisions hereof, and such effective provisions shall be enforced to the fullest extent permitted by law. 12. No Other Modifications. Except as expressly modified herein, the Lease shall remain in full force and effect and is expressly ratified and confirmed by the parties hereto. This Amendment (and the Lease as amended by this Amendment) constitute the entire agreement and understanding of the parties relating to the subject matter hereof, and no representations, promises, understandings or agreements, express or implied, oral or written, not contained herein, shall be of any force or effect. No modification, alteration, change or waiver of any provision of the Lease shall be valid unless it is in writing and signed by the party against whom it is sought to be enforced. No waiver at any time of any provision of this Amendment shall be deemed a waiver of any other provision of this Amendment at any time, or a waiver of that or any other provision at any other time. 13. Counterparts. This Amendment may be executed in multiple counterparts, each of which is to be deemed original for all purposes, but all of which together shall constitute one and the same instrument. This Amendment or any counterpart may be executed and delivered by electronic mail in pdf format and such signatures shall be binding upon the party delivering the same as if they were originals. [signature page to follow] Docusign Envelope ID: 56283459-5EAB-4179-BB8C-2FFA0173D247

322634342.1 IN WITNESS WHEREOF, the parties hereto execute this Amendment as of the date first above written. LANDLORD: 5704 PENN OFFICE, LLC, a Pennsylvania limited liability company By: Name: Zachary Gumberg Title: Authorized Signatory TENANT: DUOLINGO, INC., a Delaware corporation By: Name: Matt Skaruppa Title: Chief Financial Officer By: Name: Sean Devlin Title: VP Head of Global Workplace & Real Estate Docusign Envelope ID: 56283459-5EAB-4179-BB8C-2FFA0173D247